Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into as of March 18, 2026, by and between Forward Industries, Inc., a Texas corporation (the “Company”) and an institutional investor listed on Exhibit A hereto (the “Seller”) (collectively, the “Parties”).

WHEREAS, the Seller owns 6,164,324 shares of the issued and outstanding Common Stock of the Company (the “Securities”);

WHEREAS, the Company desires to repurchase and the Seller desires to sell the Securities, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.               Sale and Purchase of Securities. The Seller agrees to sell and deliver, or cause to be delivered to the Company the Securities, and the Company agrees to repurchase the Securities for the consideration set forth in this Agreement and subject to the terms and conditions of this Agreement.

2.               Purchase Price. The aggregate purchase price shall be $27,369,598.56 for all the Securities (the “Purchase Price”). The Purchase Price shall be paid by the Company to the Seller at the Closing by wire transfer of immediately available funds (or by such other method as the Parties may mutually agree in writing).

3.               Closing of Transaction. The closing (the “Closing”) of the transactions to be effected hereunder shall take place within three business days from the execution and delivery of this Agreement. At the Closing: (a) the Seller shall deliver (i) the stock certificate(s) or book entry statement evidencing the Securities in the name of Company and shall complete all necessary transfer agent documentation; and (b) the Company shall deliver the Purchase Price to Seller.

4.               Representations and Warranties of the Seller. As an inducement to the Company to enter into this Agreement and consummate the transaction contemplated hereby, the Seller hereby makes the following representations and warranties, each of which is materially true and correct on the date of this Agreement:

4.1.           The Seller is the record and beneficial owner of all of the Securities and the Seller owns the Securities, free and clear of any claim, lien, security interest, pledge, option, right of first refusal, preemptive right, co-sale right, or other encumbrance of any nature or kind (except for certain restrictions on transfer that are hereby waived by the Company) and, as such, has the exclusive right and full power to sell, transfer and assign the Securities to the Company free and clear of any such claim, lien, security interest, pledge, option, right of first refusal, preemptive right, co-sale right, or other encumbrance of any nature or kind (assuming waiver by the Company of all applicable transfer restrictions, as well as the accuracy of the representations and warranties of the Company in this Agreement and in the agreements pursuant to which the Seller acquired the Securities);

4.2.           The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and by general principles of equity. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Seller. The execution and delivery of this Agreement by the Seller and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which the Seller is a party or by which it is bound (assuming waiver by the Company of any transfer restrictions applicable to the Securities), or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to the Seller;

4.3.           No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Seller as the bankrupt or the insolvent, are pending or, to the knowledge of the Seller, threatened and the Seller has not made an assignment for the benefit of creditors, nor has Seller taken any action with a view to, or which would reasonably be expected to constitute the basis for, the institution of any such insolvency proceedings;

4.4.           There are no actions, suits, or proceedings pending or, to the best of the Seller’s knowledge, threatened, which could in any manner restrain or prevent the Seller from effectually and legally selling the Securities pursuant to the terms and provisions of this Agreement;

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4.5.           The Seller has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement; and

4.6.           The Seller has relied solely on the reports of the Company filed with the Securities and Exchange Commission and the Seller’s own investigation and analysis in making its decision to dispose of the Securities, and the Seller has not relied on any representations or warranties from the Company or any of its officers, directors, employees, agents, or representatives regarding the value of the Securities, the advisability of this transaction, or any other matter related to the Company or the Securities.

5.               Representations and Warranties of the Company. As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby makes the following representations and warranties, each of which is materially true and correct on the date of this Agreement:

5.1.           The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and by general principles of equity. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Company and the Company’s board of directors and the Company has full power and authority to execute, deliver and perform this Agreement;

5.2.            The execution and delivery of this Agreement by the Company and the observance and performance of the terms and provisions of this Agreement on the part of the Company to be observed and performed will not constitute a violation of applicable law or any provision of the Company’s Articles of Incorporation, bylaws, or any contract or other instrument to which the Company is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it;

5.3.           No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Company as the bankrupt or the insolvent, are pending or, to the knowledge of the Company, threatened and the Company has not made an assignment for the benefit of creditors, nor has Company taken any action with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings;

5.4.           There are no actions, suits, or proceedings pending or, to the best of the Company’s knowledge, threatened, which could in any manner restrain or prevent the Company from effectually and legally purchasing the Securities pursuant to the terms and provisions of this Agreement; and

5.5.           The Company has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

5.6.           The Company acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Seller, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Company in this Agreement.

6.               Survival of Representations and Warranties. The covenants, representations and warranties made by each Party hereto contained in this Agreement shall survive the Closing and the delivery of the Securities in accordance with their respective terms.

7.               Post Closing Covenants. In case at any time after the Closing any further action is reasonably necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless such further action is required due to a breach or inaccuracy in the representations and warranties of the Party taking such action, in which case such Party shall bear its own costs).

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8.               Expenses. Except as otherwise provided in this Agreement, all Parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein. The Company shall be responsible for all transfer agent fees.

9.               Severability. In the event any parts of this Agreement are found to be unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remaining provisions of this Agreement shall remain binding upon the Parties.

10.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual, electronic (including DocuSign) or facsimile signature.

11.            Benefit. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement.

12.            Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email delivery as provided on the signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time.

13.            Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, including the fees on appeal, costs and expenses.

14.            Governing Law; Venue. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Texas, without regard to its conflicts of law principles. Any proceeding or action must be commenced in the state or federal courts located in Travis County, Texas. The parties hereto irrevocably and unconditionally submit to the exclusive jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts.

15.            Prior Agreements. This Agreement constitutes the entire Agreement between the Parties and upon execution hereof terminates and supersedes all prior oral and written agreements between the Parties hereto with respect to the sale by Seller and purchase by the Company of any securities of the Company, including the but not limited to the Securities. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the Party or Parties against whom enforcement or the change, waiver discharge or termination is sought.

[Signature Pages Attached]

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IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

SELLER:

COMPANY:

By: /s/ Michael Pruitt
Michael Pruitt
Interim CEO

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